                                                                   EXHIBIT 10.27


                      -----------------------------------

                           STOCK PURCHASE AGREEMENT

                      -----------------------------------

                                     Among

                             PRI AUTOMATION, INC.,

                             PRI SWITZERLAND, INC.

                                      and

             THE SHAREHOLDERS OF CHIPTRONIX HANDLING SYSTEMS GMBH

                            AND OF CHIPTRONIX GMBH


                           Dated as of May 19, 1998

ARTICLE I PURCHASE AND SALE...................................................................  1
          Section 1.1   Purchase and Sale of Company Shares and Related Company
          Shares..............................................................................  1
          Section 1.2   Purchase Consideration................................................  1
          Section 1.3   Closing...............................................................  2
          Section 1.4   Accounting Treatment..................................................  4

ARTICLE II REPRESENTATIONS AND WARRANTIES OF THE SELLERS......................................  4
          Section 2.1   Corporate Status......................................................  4
          Section 2.2   Corporate Documents...................................................  5
          Section 2.3   Capital Structure.....................................................  5
          Section 2.4   Investments; Related Companies........................................  5
          Section 2.5   Financial Statements..................................................  6
          Section 2.6   Compliance with Applicable Laws.......................................  7
          Section 2.7   Litigation............................................................  8
          Section 2.8   Properties............................................................  8
          Section 2.9   Contracts.............................................................  8
          Section 2.10  Taxes................................................................. 10
          Section 2.11  Benefit Plans......................................................... 11
          Section 2.12  Absence of Certain Changes or Events.................................. 11
          Section 2.13  Officers, Directors and Key Employees................................. 13
          Section 2.14  Potential Conflicts of Interest....................................... 14
          Section 2.15  Finder's Fees......................................................... 14
          Section 2.16  Bank Accounts......................................................... 14
          Section 2.17  Environmental Matters................................................. 14
          Section 2.18  Insurance............................................................. 15
          Section 2.19  Employee Relations.................................................... 15
          Section 2.20  Proprietary Rights.................................................... 15
          Section 2.21  Certain Loans......................................................... 16
          Section 2.22  Customers and Vendors................................................. 16
          Section 2.23  Business Activity Restrictions........................................ 16

ARTICLE III REPRESENTATIONS AND WARRANTIES OF EACH SELLER..................................... 16
          Section 3.1   Authority............................................................. 16
          Section 3.2   Ownership............................................................. 17
          Section 3.3   Further Assurances.................................................... 17
          Section 3.4   Investment in PRI Common.............................................. 17
          Section 3.5   Tax Matters........................................................... 18

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF PARENT AND THE
    PURCHASER................................................................................. 19
          Section 4.1 Corporate Status........................................................ 19
          Section 4.2 Authority............................................................... 19

          Section 4.3   Investment Purpose.................................................... 19
          Section 4.4   Capitalization........................................................ 19

ARTICLE V INDEMNIFICATION..................................................................... 19
          Section 5.1   Agreement to Indemnify................................................ 19
          Section 5.2   Survival of Representations and Warranties............................ 20
          Section 5.3   Certain Limitations................................................... 20
          Section 5.4   Specific Representations.............................................. 20

ARTICLE VI GENERAL PROVISIONS................................................................. 21
          Section 6.1   Expenses.............................................................. 21
          Section 6.2   Notices............................................................... 21
          Section 6.3   Public Announcements.................................................. 22
          Section 6.4   Headings.............................................................. 22
          Section 6.5   Severability.......................................................... 22
          Section 6.6   Entire Agreement...................................................... 23
          Section 6.7   Assignment............................................................ 23
          Section 6.8   No Third Party Beneficiaries.......................................... 23
          Section 6.9   Amendment............................................................. 23
          Section 6.10  Governing Law......................................................... 23
          Section 6.11  Counterparts.......................................................... 23
          Section 6.12  Arbitration........................................................... 23

     STOCK PURCHASE AGREEMENT, dated as of May 19, 1998, among PRI Automation, Inc., a Massachusetts corporation ("Parent"), PRI Switzerland, Inc., a Massachusetts corporation (the "Purchaser"), and each of the persons listed on
                                ---------
Schedule A hereto, each of whom is referred to as a "Seller."
----------                                           ------

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, the Sellers are all the quota holders of Chiptronix Handling Systems GmbH, a Swiss corporation (the "Company"); and
                                        -------
     WHEREAS, Kerstin Czenkusch-Hans, being one of the Sellers, is the holder of all the share capital of Chiptronix GmbH, a German corporation (the "Related
                                                                     -------
Company"); and
-------

     WHEREAS, all the issued and outstanding capital stock of the Purchaser is owned by PRI Holdings, Inc. and PRI International Holdings, Inc., each of which is a wholly-owned subsidiary of Parent;

     WHEREAS, each Seller wishes to sell to the Purchaser, and the Purchaser wishes to purchase from each Seller, the quotas of the Company set forth opposite his or her name on Schedule A (collectively, the "Company Shares"),
                            ----------                     --------------
upon the terms and subject to the conditions set forth herein; and

     WHEREAS, Mrs. Czenkusch-Hans wishes to sell to the Purchaser, and the Purchaser wishes to purchase from her, all the share capital of the Related Company as set forth opposite her name on Schedule A (collectively, the "Related
                                          ----------                     -------
Company Shares"), upon the terms and subject to the conditions set forth herein.
--------------

     NOW, THEREFORE, in consideration of the promises and the mutual agreements and covenants hereinafter set forth, the Purchaser and each of the Sellers hereby agree as follows:

                                   ARTICLE I
                               PURCHASE AND SALE

     Section 1.1 Purchase and Sale of Company Shares and Related Company Shares.
                 --------------------------------------------------------------
Upon the terms and subject to the conditions contained in this Agreement, at the Closing, each Seller shall sell to the Purchaser, and the Purchaser shall purchase from each Seller, the Company Shares and the Related Company Shares, if any, set forth opposite each Seller's name on Schedule A.
                                              ----------

     Section 1.2 Purchase Consideration. The consideration for the purchase of
                 ----------------------
the Company Shares and the Related Company Shares shall be payable in the form of shares of the common stock, $.01 par value, of Parent ("PRI Common"), and shall consist of One
                                          ----------
Hundred Five Thousand (105,000) shares of PRI Common (the "PRI Shares"). The PRI
                                                           ----------
Shares shall be divided among the Sellers in proportion to the Company Shares held by them, as set forth on Schedule A.
                              ----------

     Section 1.3 Closing.
                 -------

   (a) Subject to the terms and conditions of this Agreement, the sale and purchase of the Company Shares and Related Company Shares contemplated by this Agreement shall take place at a closing (the "Closing") to be held at the
                                              -------
offices of Foley, Hoag & Eliot LLP, Boston, Massachusetts at 10:00 a.m. Boston time on May 20, 1998, or at such other place or at such other time or on such other date as the Sellers and the Purchaser may mutually agree upon in writing (the date on which the Closing takes place being the "Closing Date").
                                                      ------------

   (b) At the Closing:

       (i) the Sellers shall deliver or cause to be delivered to the Purchaser duly executed and notarized deeds evidencing (A) the agreement of the Sellers to sell and transfer to the Purchaser the Company Shares, and (B) the approval of the quota holders of the Company of the transactions contemplated hereby and the amendment of the articles of incorporation of the Company to reflect such transactions, each in a form suitable to be published and recorded in the commercial register of the Kanton of St. Gallen (collectively, the "Company Transfer Documents"), substantially as
                                  --------------------------
              set forth in Exhibit A and Exhibit A-1 hereto, respectively;
                           ---------     -----------

       (ii) the Sellers shall deliver or cause to be delivered to the Purchaser a duly executed and notarized Assignment of Shares evidencing the transfer and assignment to the Purchaser of the Related Company Shares (the "Related Company Transfer Document"),
                                            ---------------------------------
              in substantially the form of Exhibit B hereto;
                                           ---------

       (iii) Parent shall execute and deliver to the Sellers a Registration Rights Agreement relating to the PRI Shares in the form attached hereto as Exhibit C (the "Registration Rights Agreement")
                        ---------       -----------------------------

       (iv) each of the Sellers shall execute and deliver to the Purchaser a counterpart of the Registration Rights Agreement;

       (v) each of the Sellers shall execute and deliver to the Purchaser an Escrow Agreement in the form attached hereto as Exhibit D (the
                                                              ---------
              "Escrow Agreement")
               ----------------

       (vi) each of the Purchaser and the Escrow Agent named therein shall execute and deliver to each Seller a counterpart of the Escrow Agreement;

       (vii) the Purchaser shall deliver to the Sellers evidence that all necessary corporate action has been taken by Parent to cause the issuance, as of the Closing Date or as soon as practicable thereafter, of nonqualified stock options to purchase an aggregate of 38,200 shares of PRI Common to those employees of the Company listed on Schedule B hereto, at an exercise price equal to the
                        ----------
              last sale price of the PRI Common as reported by the Nasdaq Stock Market on the date of grant, which options shall be consistent in form and substance with nonqualified stock options granted by Purchaser to its employees having comparable responsibilities, except that such options shall have a term of not less than ten years and one day;

       (viii) the Sellers shall deliver to Purchaser the legal opinion of Jorg Schoch as to the matters set forth in Exhibit E hereto;
                                                    ---------

       (ix) Parent's independent public accountants, Coopers & Lybrand LLP (the "Accountants") shall deliver to Parent a letter concurring
                    -----------
              with the conclusions of managements of Parent and the Company as to the appropriateness of pooling of interests accounting for the transactions contemplated hereby under Accounting Principles Board Opinion No. 16;

       (x) each Seller shall deliver to Parent an agreement in the form of Exhibit F hereto (the "Affiliate Lock-Up Agreement")
              ---------              ---------------------------

       (xi) the Company and Ekkehard Hans shall enter into an Amendment to Employment Contract for Managing Director (the "Employment Agreement") in the form of Exhibit H, hereto;
                                         ---------

       (xii) Ekkehard Hans shall deliver to the Company his non-interest bearing promissory note in the form of Exhibit H hereto, payable
                                                     ---------
              on or before December 31, 1998 evidencing the Hans Loan;

       (xiii) the Purchaser shall deliver to each Seller a stock certificate evidencing 90% of the number of shares of PRI Common set forth opposite such Seller's name on Schedule A hereto (rounded to the
                                             ----------
              nearest whole number of shares); and

               (xiv) the Purchaser shall deliver to the Escrow Agent stock certificates representing the balance of the PRI Shares, to be held and disposed of pursuant to the Escrow Agreement.

          (c) Each Seller hereby appoints Ekkehard Hans, with full power of substitution, the representative and attorney-in-fact of such Seller (the "Sellers' Representative"), with full power and authority in the name of and for
 -----------------------
and on behalf of the undersigned to:

               (i) issue such instructions to the Escrow Agent with respect to the disposition of the PRI Shares held in escrow pursuant to the Escrow Agreement as the Sellers' Representative shall determine to be appropriate; and

               (ii) to take such other actions in furtherance of the transactions contemplated hereby as the Sellers' Representative shall determine in his sole discretion to be appropriate or advisable.

     This power of attorney, and the authority confirmed hereby, being coupled with an interest, are irrevocable and shall not be terminable by any act or deed of the undersigned, by the death or incapacity of the undersigned, by operation of law or otherwise. Notwithstanding the foregoing, this power of attorney shall terminate in the event that the Closing has not taken place by June 30, 1998.

     Section 1.4 Accounting Treatment. The parties intend that the acquisition
                 --------------------
by Purchaser of the Company Shares and the Related Company Shares shall be treated as a pooling of interests for accounting purposes. No party to this Agreement shall knowingly take any action, directly or indirectly, that would cause the acquisition by Purchaser of the Company Shares and the Related Company Shares to fail to qualify as a pooling of interests, including taking any action that would alter the equity interests of the Company or the Related Company in a way that would prohibit pooling of interests treatment for the acquisition.

                                  ARTICLE II
                        REPRESENTATIONS AND WARRANTIES
                                OF THE SELLERS

     Except as set forth in the disclosure schedule dated as of the date of this Agreement delivered to Purchaser by the Sellers (the "Disclosure Schedule"), the
                                                      -------------------
Sellers, jointly and severally, represent and warrant to Purchaser and Parent as follows:

     Section 2.1 Corporate Status. The Company is a corporation duly organized,
                 ----------------
validly existing and in good standing under the laws of Switzerland, with all requisite corporate power to own, lease and operate its properties and to carry on its business as now being conducted. The Company is duly qualified to do business as a foreign corporation, and is in good standing, in each other jurisdiction in which it owns or leases property or conducts business, except where the failure to be so qualified does not have any effect that is, or is reasonably likely to be, materially adverse to its results of operations or financial condition (a "Company Material Adverse Effect").
                        -------------------------------

     Section 2.2 Corporate Documents. The Company has delivered to Purchaser
                 -------------------
true and complete copies of its articles of incorporation, as amended to date, and its statutes, as amended to date (collectively, the "Charter Documents").
                                                         -----------------
The Charter Documents are in full force and effect and no further amendment or restatement thereof has been adopted or proposed. The Company is not in violation of any provision of the Charter Documents. The minute books and owners' book of the Company, which have heretofore been made available to Purchaser, are true and complete and are the only minute books and owners' book of the Company. Ekkehard D. Hans is the sole Managing Director and officer of the Company.

     Section 2.3 Capital Structure. The authorized share capital of the Company
                 -----------------
consists of quotas in the aggregate amount of SFR 20,000, which are held by the Sellers in the respective amounts set forth opposite their names on Schedule A.
                                                                    ----------
No share capital of the Company is held as treasury stock. The quotas of the Company as of the date hereof are duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights created by statute, the Charter Documents or any agreement to which the Company is a party or is bound. The Company has not issued, nor is the Company or any Seller a party to or bound by any option, warrant, call, right or agreement, obligating the Company to issue, deliver or sell quotas or shares of capital stock of the Company, including any agreement containing provisions with respect to preemptive rights, rights of first refusal, purchase rights, "tag-along" or "come-along" arrangements, or similar rights; any voting trust, proxy or other agreement or understanding with respect to the voting of quotas or shares of capital stock of the Company; and any other agreement restricting the transfer of, or affecting rights with respect to, quotas or shares of the capital stock of the Company.

     Section 2.4 Investments; Related Companies.
                 ------------------------------

            (a) The Company does not directly or indirectly own, or have the right to acquire, any equity interest or investment in the equity capital of any person or entity. The Company has no obligation to acquire any class of securities (including debt securities) issued by any person or entity. The Company has not owned or controlled any subsidiary corporation or any stock or other interest in any person or entity and is not a party to, and has not been a party to, or bound by any partnership, joint venture, voluntary association, cooperative or business trust agreement or arrangement.

            (b) The Related Company is a GmbH company organized under the laws of Germany. The authorized share capital of the Related Company consists of 50,000 Deutschmarks, which is held by Mrs. Czenkusch-Hans. No share capital of the Related Company is held as treasury stock. The share capital of the Related Company as of the date hereof is duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights created by statute, the organizational documents of the Related Company or any agreement to which the Related Company is a party or is bound. The Related Company has not issued, nor is the Related Company or any Seller a party to or bound by any option, warrant, call, right or agreement, obligating the Related Company to issue, deliver or sell quotas or shares of capital stock of the Related Company, including any agreement containing provisions with respect to preemptive rights, rights of first refusal, purchase rights, "tag-along" or "come-along" arrangements, or similar rights; any voting trust, proxy or other agreement or understanding with respect to the voting of quotas or shares of capital stock of the Related Company; and any other agreement restricting the transfer of, or affecting rights with respect to, quotas or shares of the capital stock of the Related Company. The Company has delivered to the Purchaser true and complete copies of the organizational documents of the Related Company, as amended to date (the "Related Party Charter Documents"). Mrs. Czenkusch-Hans,
                         -------------------------------
as the sole shareholder of the Related Company, has authorized the dissolution of the Related Company pursuant to German law and has appointed Ekkehard Hans as the liquidator of the Related Company. Notice of such actions has been duly recorded in the commercial register at Kempten/Allgau and was published three times in the Federal Gazette as required by German law on or before February 4, 1998. True and complete copies of such notices and publications have been provided to the Purchaser.

            (c) The Related Company has no employees or operations (other than the conduct, by Ekkehard Hans as liquidator, of the statutory liquidation of the Related Company) nor does it have any material assets or any material liabilities or obligations, whether absolute, accrued, contingent or otherwise, of any nature other than as set forth in Section 2.4(c) of the Disclosure
                                                               ----------
Schedule. The Company has not assumed (expressly, by operation of law or
--------
otherwise), nor does the Company have any liability for, any obligations or liabilities of the Related Company, or obligations or liabilities arising out of the activities of the Related Company.

            (d) The Related Company has not, since its inception, declared or paid any dividends or redeemed or made any distribution in respect of its capital stock nor has it made any payment or distribution to any Seller, other than compensation, reasonable in amount, for services actually provided by such Seller as to the Related Company and reimbursement of actual out-of-pocket expenses paid by such Seller for the benefit of the Related Company.

     Section 2.5 Financial Statements.
                 --------------------

            (a) The balance sheet of the Company at December 31, 1997 and the related statement of income for the year then ended, together with the review report thereon of Interrevision AG, the Company's independent accountants and the balance sheet as of April 28, 1998 (the "Balance Sheet") and related income
                                             -------------
statement of the Company for the four months then ended, all of which are included in Section 2.5 of the Disclosure Schedule (collectively, the "Financial
                               -------------------                     ---------
Statements"), comply with the Swiss Company Law and the articles of
----------
incorporation of the Company, have been prepared in accordance with internationally accepted accounting standards and fairly present in all material respects the financial condition and results of operation of the Company as of the dates and for the periods specified.

            (b) All accounts receivable reflected on the Balance Sheet and the Company's books and records as of the date hereof represent sales actually made in the ordinary course of business and in a manner consistent with the Company's regular credit practices. The reserve for doubtful accounts reflected on the Balance Sheet has been established based upon and consistent with past practice and is adequate. All amounts reflected on the Balance Sheet as "Accounts Receivable Clients" are collectible in full in accordance with the Company's normal credit terms and, in any event, by September 30, 1998.

            (c) The inventory of the Company reflected on the Balance Sheet consists of merchandise and spare parts held for sale that are in new condition, are included in the Company's current price list and are saleable in the ordinary course of the Company's business. The inventory reserve reflected on the Balance Sheet has been established based upon and consistent with past practice and is adequate. Other than equipment held by customers for evaluation purposes (reflected as "Goods for Sale Outside" in the Financial Statements), all the Company's inventory is held at its premises at Grenzstrasse 24, St. Margrethen, Switzerland. No inventory is held on consignment by or for the Company.

            (d) The loan receivable by the Company from Ekkehard Hans in the amount of $76,698 (the "Hans Loan"), represents the valid, enforceable obligation of Mr. Hans, and is collectible in full in accordance with its terms, and, in any event, by September 30, 1998.

            (e) The Company has no liabilities or obligations of any nature, whether absolute, accrued, contingent or otherwise, other than those disclosed or reflected on the Balance Sheet or disclosed in accordance with this Agreement (including any Schedule hereto), those incurred since April 28, 1998 in the ordinary course of the Company's business consistent with past practice, and contingent liabilities or obligations that are not material, individually or in the aggregate.

            (f) The Company does not have any outstanding indebtedness for borrowed money (which, for purposes of this paragraph, shall not be deemed to include accounts payable arising out of the purchase of goods and services in the ordinary course of the Company's business), other than as reflected on the Balance Sheet.

     Section 2.6 Compliance with Applicable Laws. The Company holds all permits,
                 -------------------------------
licenses, variances, certificates of occupancy, exemptions, orders, approvals and authorizations of all governmental authorities that are necessary for the operation of its business (the "Permits"). The Company is in compliance with the
                                -------
terms of the Permits, except where any such failure so to comply, individually or in the aggregate with any other such failures, would not have a Company Material Adverse Effect. The business of the Company is not being conducted in violation of or conflict with any law or governmental order, except such violations or conflicts as do not and will not, individually or in the aggregate, have a Company Material Adverse Effect. As of the date of this Agreement, no investigation or review by any governmental authority with respect to the

Company is pending or, to the knowledge of the Company or any Seller, threatened, nor has any governmental authority indicated an intention to conduct the same.

     Section 2.7 Litigation. There is no claim, dispute, action, suit, appeal,
                 ----------
legal, administrative or arbitral proceeding, or investigation, at law or in equity, pending against the Company, or involving any of its assets or properties, before any court, agency, authority, arbitration panel or other tribunal, and, to the knowledge of the Company and each Seller, none has been threatened. The Company is not subject to any subpoena, warrant, order, writ, injunction or decree of any court, agency, authority, arbitration panel or other tribunal, nor is it in default with respect to any such subpoena, warrant, order, writ, injunction or decree. No judgment has been entered by, and no claim, dispute, action, suit, appeal, legal, administrative or arbitral proceeding, or investigation, at law or in equity, is pending or, to the knowledge of the Company or any Seller, threatened, that materially and adversely affects, or could materially and adversely affect, the ability of the Company to perform under this Agreement or that seeks to enjoin or prohibit any of the transactions contemplated by this Agreement.

     Section 2.8 Properties.
                 ----------

            (a) Owned Properties. The Company does not own and has never owned any real property (other than leasehold interests referred to in paragraph (b) below).

            (b) Leased Properties. The Company has delivered to Purchaser true and complete copies of all leases, subleases, licenses, revocable use permits and other agreements (collectively, the "Real Property Leases") under which the
                                         --------------------
Company uses or occupies any real property (the land and improvements covered by the Real Property Leases being herein called the "Leased Real Property"). Each Real Property Lease is valid, binding and in full force and effect, no written notice of default or termination thereunder is outstanding with respect to any Real Property Lease, all rent and other material sums due and payable by the Company under each Real Property Lease are current, neither the Company nor, to the knowledge of the Company, the lessor, is in default in any material respect in its obligations under any Real Property Lease, and no event has occurred nor condition exists which, with the giving of notice or the lapse of time or both, would constitute a material default under any Real Property Lease.

            (c) Personal Property. The Company has good and marketable title to, or holds under valid leasehold estates, all personal property necessary for the operation of the Company's business, free and clear of any imperfection of title, lien or encumbrance.

            (d) Condition of Property. The Leased Real Property and personal property owned and leased by the Company and necessary for the operation of the Company's business are in good operating condition and repair, ordinary wear and tear excepted.

     Section 2.9 Contracts. As used herein, "Contracts" means all written or
                 ---------
oral agreements, contracts, instruments, guaranties, or commitments to which the Company is a party or by which or to which the Company's assets or properties are bound or subject. The Company has provided or made available to Purchaser true and complete copies of all of the following Contracts to which it is a party, a list of which Contracts is attached as Section 2.9 of the Disclosure Schedule:
                                            -------------------

     (a) Contracts with any current or former officer, director, employee, consultant, agent, representative or security holder, including any employment, consulting or deferred compensation agreement and any executive compensation, bonus or incentive plan agreement;

     (b) Contracts for the purchase, sale or lease of materials, supplies, equipment, goods, research and development, or capital assets, or the receipt of services, the performance of which will extend over a period of more than one year or involve consideration in excess of $10,000;

     (c) Contracts currently in effect that were entered into in the ordinary course of business and that involve payment of consideration to or by the Company in excess of $10,000 (other than purchase orders from customers received in the ordinary course of business);

     (d) Contracts for the sale of any assets or properties of the Company other than in the ordinary course of business or for the grant to any Person of any preferential rights to purchase any assets or properties of the Company;

     (e)  Contracts establishing joint ventures or partnerships;

     (f) Contracts establishing franchise, distribution or sales agency arrangements;

     (g) Contracts under which the Company agrees to indemnify any party other than Contracts entered into in the ordinary course of business;

     (h) Contracts containing obligations or liabilities of any kind to holders of the capital stock of the Company as such;

     (i) Contracts relating to the acquisition by the Company of any operating business or any capital stock of any other Person;

     (j) Contracts containing options for the purchase of any asset tangible or intangible, for an aggregate purchase price of more than $10,000;

     (k) Contracts requiring the payment to any person of any override or similar commission or fee;

          (l)  Contracts for the borrowing of money;

          (m) Contracts calling for an aggregate purchase price or payments by the Company in any one year of more than $20,000 in any one case (or in the aggregate, in the case of any related series of Contracts); and

          (n) any other Contracts that were not made in the ordinary course of business and that are, individually or in the aggregate, material to the Company.

     Section 2.10 Taxes.
                  -----

          (a) The Company has timely filed in accordance with applicable law all Tax Returns (as defined below) required to be filed by or with respect to it, its operations and assets. All Taxes (as defined below) shown as due on such Tax Returns have been paid. All Tax Returns filed by the Company with respect to Taxes were prepared in compliance with all applicable laws and regulations and were true and complete in all material respects as of the date on which they were filed or as subsequently amended to the date hereof. The Company has provided or otherwise made available to Purchaser true and complete copies of all Tax Returns of the Company for each of the years ended December 31, 1997 and 1996 and all revenue agent's reports and other written assertions of deficiencies or other liabilities for Taxes with respect to past periods for which the applicable statute of limitations has not expired. The Company will provide to Purchaser copies of any such reports or written assertions received after the date hereof within ten days of their first being received by the Company.

          (b) The Company has timely paid, or will timely pay on or prior to the Closing Date, all Taxes for which a notice of, or assessment or demand for, payment has been received or which are otherwise due and payable up to and including the Closing Date with respect to the Company, its operations and assets (in each case, whether or not shown on any Tax Return), except for Taxes that are being contested in good faith by appropriate proceedings and Taxes for which adequate reserves are reflected on the Balance Sheet.

          (c) The Company has complied with all applicable laws, rules and regulations relating to the withholding of Taxes and has timely collected or withheld and paid over (and up to the Closing Date will have timely collected or withheld and paid over) to the proper governmental authorities all amounts required to be so collected or withheld and paid over for all periods up to the Closing Date under all applicable laws. There are not currently in effect any waivers or extensions of any applicable statute of limitations for the assessment or collection of Taxes with respect to any Tax Return that relates to the Company, and no request for any such waiver or extension is pending.

          (d) The Company has no current or potential contractual obligation to indemnify any other Person with respect to Taxes, and has no obligation to make distributions in respect of Taxes. No claim has ever been made by a taxing authority in a jurisdiction where the

Company does not file Tax Returns that the Company is or may be subject to taxation by such jurisdiction. No power of attorney has been granted by the Company with respect to any matter relating to Taxes, which power of attorney is currently in force.

As used herein: "Taxes" means all taxes of any kind, charges, fees, customs, duties, imposts, levies or other assessments, including all net income, gross receipts, ad valorem, value added, transfer, gains, franchise, profits, inventory, net worth, capital stock, asset, sales, use, license, estimated, withholding, payroll, transaction, capital, employment, social security, workers compensation, unemployment, excise, severance, stamp, occupation, and property taxes, together with any interest and any penalties, additions to tax or additional amounts, imposed by any taxing authority; and "Tax Return means all returns, declarations, reports, forms, estimates, information returns and statements required to be filed in respect of any Taxes or to be supplied to a taxing authority in connection with any Taxes.

     Section 2.11 Benefit Plans.
                  -------------

          (a)  Except as set forth in the employment agreements listed in
Section 2.9 of the Disclosure Schedule and except for statutory benefits
                   -------------------
required by Swiss law to be provided to employees of the Company, there are no employee benefit plans, arrangements, policies or commitments (including any employment, consulting or deferred compensation agreement, executive compensation, bonus, incentive, pension, profit-sharing, savings, retirement, stock option, stock purchase or severance pay plan, any life, health, disability or accident insurance plan, or any holiday or vacation practice) as to which the Company has any direct or indirect, actual or contingent liability.

          (b) The consummation of the transactions contemplated by this Agreement will not entitle any current or former individual employed by the Company to severance pay, unemployment compensation or any similar payment.

     Section 2.12 Absence of Certain Changes or Events. Except as contemplated
                  ------------------------------------
by this Agreement, since December 31, 1997, the Company has conducted its business only in the ordinary course consistent with past practice. Without limiting the generality of the foregoing, during such period:

          (a) there has been no material adverse change in the business, results of operations, properties, assets, liabilities, prospects or condition (financial or otherwise) of the Company nor has there been any occurrence or circumstance that with the passage of time could reasonably be expected to result in such a change;

          (b) neither the business, properties nor assets of the Company have suffered a material adverse loss (whether or not covered by insurance) as the result of fire, explosion, earthquake, accident, labor trouble, condemnation or taking of property by any Governmental Authority, flood, windstorm, pestilence, embargo, riot, act of God or the public enemy or any other casualty or similar event;

          (c) The Company has not declared or paid any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of the capital stock of the Company;

          (d) The Company has not purchased, redeemed or otherwise acquired (or committed itself to purchase, redeem or acquire), directly or indirectly, any shares of the capital stock of the Company;

          (e) The Company has not made any acquisition of all or any part of the assets, properties, capital stock or business of any other Person, other than inventory, equipment and supplies acquired in the ordinary course of business consistent with past practice;

          (f) The Company has not, except in the ordinary course of business consistent with past practice, sold or otherwise disposed of any material assets of the Company;

          (g) The Company has not sold, assigned, transferred, conveyed or licensed, or committed itself to sell, assign, transfer, convey or license, any Proprietary Rights (as defined in Section 2.20),
                                                                 ------------
               other than in the ordinary course of business;

          (h) The Company has not waived or released any right or claim of material value to its business, including any write-off or other compromise of any material account receivable of the Company;

          (i) The Company has not paid, directly or indirectly, any of its material liabilities before the same became due in accordance with its terms or otherwise than in the ordinary course of business consistent with past practice;

          (j) The Company has not made any payment or commitment to pay any severance or termination pay to any employee of the Company;

          (k) The Company has not made any wage or salary increase or bonus, or increase in any other direct or indirect compensation for or to any employee, officer, director, consultant, agent or other representative, other than in the ordinary course of business consistent with past practice;

          (l) The Company has not made any loan or advance to any of its Stockholders, officers, directors, employees, consultants, agents or other representatives (other than travel advances made in the ordinary course of business), or made any other loan or advance otherwise than in the ordinary course of business consistent with past practice;

          (m) The Company has not pledged or otherwise, voluntarily or involuntarily, encumbered any of its assets or properties, except for liens for current taxes which are not yet delinquent and purchase-money liens arising out of the purchase or sale of products made in the ordinary and usual course of business and in any event not in excess of $5,000 for any single item or $10,000 in the aggregate;

          (n) The Company has not materially changed any of its accounting methods, principles or procedures;

          (o) The Company has not materially changed any of its business policies or practices, including advertising, marketing, pricing, purchasing, personnel, sales or budget policies;

          (p) The Company has not suffered or incurred any damage, destruction or loss, whether or not covered by insurance, which will have or could reasonably be expected to have a Company Material Adverse Effect; and

          (q) The Company has not entered into any agreement to do any of the foregoing.

     Section 2.13 Officers, Directors and Key Employees. The Company has
                  -------------------------------------
provided to Purchaser:

          (a) the name, position held and compensation of each person who is either an officer or director of the Company or an employee, consultant, agent or other representative of the Company whose current annual rate of compensation (including bonuses and commissions) exceeds $50,000;

          (b) all wage and salary increases or bonuses received by any such person since January 1, 1997, and any accrual by the Company for, or commitment or agreement by the Company to pay, any wage or salary increase or bonus to any such Person; and

          (c) any arrangement or obligation of the Company to make any payment to any such person as a result of, or conditioned on, the consummation of the transactions contemplated hereby.

No Seller has reason to believe that any of the Persons described in clause (a) above intends to terminate such Person's relationship with the Company.

     Section 2.14 Potential Conflicts of Interest. Except for normal
                  -------------------------------
compensation received as employees, no officer, director or stockholder of the Company and no entity known by the Company to be controlled by any officer, director or stockholder of the Company:

          (a) is directly or indirectly engaged in business as a competitor, lessor, lessee, customer or supplier of the Company; owns directly or indirectly any interest (excepting no more than five percent stockholdings for investment purposes in securities of publicly held companies) in any person that is engaged in business as a competitor, lessor, lessee, franchisee, customer or supplier of the Company; or is an officer, director, employee or consultant of any such person;

          (b) owns directly or indirectly, in whole or in part, any material tangible or intangible property that the Company uses;

          (c) has any cause of action or other claim whatsoever against, or owes any amount to, the Company, except for claims in the ordinary course of business, such as for accrued vacation pay, and similar matters in agreements existing on the date hereof, or

          (d) has made any payment or commitment to pay any commission, fee or other amount to, or purchase or obtain or otherwise contract to purchase or obtain any goods or services from, any person of which any officer or director of the Company is a partner or stockholder (excepting no more than five percent stockholdings for investment purposes in securities of publicly held companies).

     Section 2.15 Finder's Fees. The Company has not incurred any liability,
                  -------------
contingent or otherwise, for brokerage fees, finder's fees, agent's commissions, financial advisory fees or other similar forms of compensation in connection with this Agreement or any of the transactions contemplated hereby.

     Section 2.16 Bank Accounts. The Company has provided or made available to
                  -------------
Purchaser true and complete written summaries of information regarding all accounts, lock boxes and safe deposit boxes maintained by the Company at banks, trust companies, securities or other brokers or other financial institutions, including the names of all persons authorized to draw thereon or have access thereto.

     Section 2.17 Environmental Matters. The Company has been in the past and is
                  ---------------------
now in compliance with all environmental laws and all requirements of applicable permits, licenses, approvals and other authorizations pertaining thereto other than any such noncompliance that would not have a Company Material Adverse Effect.

     Section 2.18 Insurance. The Company has delivered or made available to
                  ---------
Purchaser true and complete copies of all insurance policies or binders to which the Company is a party or under which the Company is covered and true and complete copies of all applications for insurance policies. All insurance policies to which the Company is a party or that provide coverage to the Company are in full force and effect. Since its formation, the Company has not received any refusal of coverage, or any notice of suspension, revocation, modification or cancellation or any other indication that any insurance policy is no longer in full force or effect or that the issuer of any policy is not willing or able to perform its obligations thereunder or any notice from an insured to discontinue any coverage afforded to the Company and there is no basis for the issuance of any such notice or the taking of any such action. The Company has paid all premiums due and has otherwise performed all of its respective obligations under each such policy, except such as will not adversely affect the Company's coverage thereunder. There was no claim in excess of $5,000 asserted under any of the insurance policies of the Company for the period from the inception of the Company to the date hereof. The Company is not party to, or bound by, any Contract requiring the Company to name a third party as loss payee under any insurance policy or binder held by or on behalf of the Company or otherwise requiring the Company to obtain insurance for or on behalf of any third party or to provide coverage to third parties (such as, for example, under leases or service agreements). There is no self-insurance arrangement by or affecting the Company.

     Section 2.19 Employee Relations. The Company has never been a party to a
                  ------------------
collective bargaining agreement and has never made any final or binding offer to a labor union or association representing its employees with respect to any terms or conditions of employment. The Company has never had, nor is there now threatened, a union organizing effort, strike, picket, organized work stoppage, organized work slowdown, or other labor trouble that has had, or could reasonably be expected to have, a Company Material Adverse Effect. The Company has complied with all applicable laws relating to employment, equal opportunity, nondiscrimination, immigration, wages, hours, benefits, collective bargaining, the payment of social security and similar taxes, occupational safety and health, and plant closings.

     Section 2.20 Proprietary Rights. The Company owns, or is licensed or
                  ------------------
otherwise possesses legally enforceable rights to use, all patents, trademarks, trade names, service marks, copyrights, and any applications therefor, technology, know-how, computer software programs or applications (in both source code and object code form), and tangible or intangible proprietary information or material that are material to the business of the Company as currently conducted or as proposed to be conducted by the Company (the "Proprietary
                                                              -----------
Rights"). No claims with respect to the Proprietary Rights have been asserted
------
or, to the knowledge of the Company, are threatened by any person to the effect that the business of the Company as currently conducted or as proposed to be conducted by the Company, infringes on or misappropriates any copyright, patent, trademark, service mark, trade secret or other proprietary rights of any other Person or constitutes unfair competition or trade practices under any Law, against the use by the Company of any trademarks, service marks, trade names, trade secrets, copyrights, patents, technology, know-how or computer software programs and applications used in the Company's business as currently conducted or as proposed to be conducted by the Company, or challenging the ownership by the Company, validity or effectiveness of any of the Proprietary Rights.

     Section 2.21 Certain Loans. Other than the Hans Loan, there are no loans,
                  -------------
receivables, advances or similar amounts owed to the Company by any director, officer, employee, consultant or stockholder of the Company, or owing by any affiliate of any director or officer of the Company, nor is any amount owed by the Company to any of its directors, officers, employees or stockholders other than normal compensation and advances in the ordinary course of business to officers and employees for reimbursable business expenses not exceeding $1,000 for any one individual.

     Section 2.22 Customers and Vendors. The Company has provided to PHI a true
                  ---------------------
and complete written summary listing of the ten largest customers and vendors of the Company (by dollar volume of purchases) for the year ended December 31, 1997. The relationships of the Company with its customers and vendors are good commercial working relationships, and no material customer or vendor of the Company has canceled or otherwise terminated, or threatened in writing to cancel or otherwise terminate, its relationship with the Company since January 1, 1997.

     Section 2.23 Business Activity Restrictions. There is no agreement
                  ------------------------------
(noncompetition or otherwise), commitment, judgment, injunction, order or decree to which the Company or any officer, employee or consultant of the Company is a party or that otherwise is binding upon the Company or such officer, employee or consultant that has or reasonably could be expected to have the effect of prohibiting or impairing any business practice of the Company, any acquisition of property (tangible or intangible) by the Company or the conduct of business by the Company. The Company has not entered into any agreement under which the Company is restricted from selling, licensing or otherwise distributing any of its technology or products to, or providing services to, customers or potential customers or any class of customers, in any geographic area, during any period of time or in any segment of the market or line of business.

                                  ARTICLE III
                        REPRESENTATIONS AND WARRANTIES
                                OF EACH SELLER

     As an inducement to the Purchaser to enter into this Agreement, each Seller, severally but not jointly, represents and warrants to Parent and the Purchaser as follows:

     Section 3.1 Authority. Such Seller has full power and authority to enter
                 ---------
into this Agreement, the Registration Rights Agreement, the Escrow Agreement and such Seller's Affiliate Lock-Up Agreement (collectively, the "Seller
                                                              ------
Agreements") and the Seller Agreements are binding and enforceable against such
----------
Seller. All corporate action on the part of the Company, the Related Company, and the Sellers necessary to authorize the execution, delivery and performance of the Seller Agreements and transfer to the Purchaser of the Company Shares and the Related

Company Shares has been duly taken. The execution, delivery and performance by the Sellers of this Agreement will not result in any violation of or constitute any breach under the Charter Documents or Related Company Charter Documents, any provision of Swiss or German law, or any agreement to which the Company, the Related Company or any Seller is a party or by which any of them is bound.

     Section 3.2 Ownership. Such Seller is the sole and exclusive record and
                 ---------
beneficial owner of all right, title and interest in and to the number of Company Shares and Related Company Shares set forth opposite such Seller's name on Schedule A hereto, free and clear of all claims and encumbrances of any
   ----------
nature whatsoever. Upon the execution and delivery by the Sellers to Purchaser of the Company Transfer Documents and the publication and registration thereof in the commercial register of the Kanton of St. Gallen, the Purchaser will be the legal and beneficial owner of the Company Shares, free and clear of any claims and encumbrance of any nature whatsoever. Upon the execution and delivery to the Purchaser of the Related Company Transfer Documents and the publication and registration thereof in the commercial register at Kempten/Allgau, the Purchaser will be the legal and beneficial owner of the Related Company Shares, free and clear of any claims and encumbrance of any nature whatsoever.

     Section 3.3 Further Assurances. Each Seller will execute and deliver to the
                 ------------------
Purchaser such additional documents and take such further action as may be reasonably requested by the Purchaser in order to transfer ownership of and title to all Company Shares and Related Company Shares being purchased from such Seller to the Purchaser.

     Section 3.4 Investment in PRI Common.
                 ------------------------

            (a) Such Seller (together with such Seller's financial and other advisors, if any) has such knowledge and expertise in financial and business matters that such Seller is capable of evaluating the merits and risks of the exchange of such Seller's Company Shares and Related Company Shares for shares of PRI Common pursuant to this Agreement and of protecting such Seller's interests in connection therewith. Such Seller has the ability to bear the economic risk of the investment in PRI Common.

            (b) Such Seller has been provided with copies of Parent's Annual Report on Form 10-K, as amended, for the fiscal year ended September 30, 1997, and its Quarterly Reports on Form 10-Q for the fiscal quarters ended December 28, 1997 and March 29, 1998.

            (c) Such Seller is acquiring shares of PRI Common for such Seller's own account and not with a view to, or for resale in connection with, any distribution thereof in violation of applicable law, and such Seller has no present intention of selling, granting any participating in, or otherwise distributing the same in violation of applicable law. Such Seller understands that the shares of PRI Common to be received by such Seller pursuant to this Agreement have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), by reason of a specific exemption from the registration
      --------------
provisions of the

Securities Act that depends upon, among other things, the bona fide nature of such Seller's investment intent and the accuracy of such Seller's representations, warranties and covenants as expressed herein. Such Seller understands that the shares of PRI Common to be received by such Seller pursuant to this Agreement are characterized as "restricted securities"' under the Securities Act inasmuch as they are being acquired in a transaction not involving a public offering and that under such laws and applicable regulations such shares may be resold without registration under the Securities Act only in certain limited circumstances. Such Seller acknowledges that the shares of PRI Common must be held indefinitely unless subsequently registered under the Securities Act (pursuant to the Registration Rights Agreement or otherwise) or an exemption from such registration is available. Such Seller is aware of the provisions of Rule 144 under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than two years after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction or in transactions directly with a "market maker" (as provided by Rule 144(f) under the Securities Act) and the number of shares being sold during any three-month period not exceeding specified limitations.

            (d) It is understood that each certificate representing shares of PRI Common received by such Seller pursuant to this Agreement shall bear a legend substantially to the following effect (in addition to any legend required under applicable state securities laws):

            "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

     Section 3.5 Tax Matters. Each Seller acknowledges that he or she has been
                 -----------
advised by Parent and the Purchaser that the sale of Company Shares and Related Company Shares contemplated by this Agreement could give rise to gain that would be taxable for United States federal income tax purposes. Each Seller further acknowledges that he or she has been encouraged to seek the advice of a qualified tax adviser with respect to the tax consequences to him or her, under the laws of the United States, Switzerland, and any other relevant jurisdiction, of the transactions contemplated hereby. Each Seller represents and warrants that such Seller has not, in entering into this Agreement, relied upon any advice or representation of Parent, the Purchaser, its independent auditors or counsel or any other person acting on behalf of Parent or the Purchaser concerning such tax consequences.

                                  ARTICLE IV
                        REPRESENTATIONS AND WARRANTIES
                          OF PARENT AND THE PURCHASER

     As an inducement to each Seller to enter into this Agreement, Parent and the Purchaser jointly and severally represent and warrant to each Seller as follows:

     Section 4.1 Corporate Status. Each of Parent and the Purchaser is a
                 ----------------
corporation duly incorporated, validly existing and in good standing under the laws of The Commonwealth of Massachusetts, with all necessary corporate power and authority to enter into and perform its obligations under this Agreement and under the Registration Rights Agreement and the Escrow Agreement, to the extent that either is a party thereto.

     Section 4.2 Authority. This Agreement has been duly and validly authorized,
                 ---------
executed and delivered by Parent and the Purchaser and is binding on and enforceable against Parent and the Purchaser in accordance with its terms. The Registration Rights Agreement and the Escrow Agreement will be duly and validly authorized, executed and delivered by Parent and the Purchaser, respectively, and will be binding and enforceable against each of them, respectively, to the extent it is a party thereto.

     Section 4.3 Investment Purpose. The Purchaser is acquiring the Company
                 ------------------
Shares and the Related Company Shares for its own account for investment and not for or with a view to or for resale in connection with any distribution thereof within the meaning of the Securities Act.

     Section 4.4 Capitalization. The authorized and outstanding capital stock of
                 --------------
Parent consists of 400,000 shares of preferred stock, $.01 par value, none of which is issued and outstanding, and 50,000,000 shares of PRI Common, of which
[          ] shares were issued and outstanding as of [          ]. All of the
outstanding shares of PRI Common are, and the shares of PRI Common when issued and delivered to each Seller in accordance with this Agreement will be, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights created by statute, Parent's articles of organization or bylaws, or any agreement to which Parent is a party or is bound. As of the date of the Agreement, all outstanding shares of PRI Common are listed on the Nasdaq Stock Market, and there are no proceedings to revoke or suspend such listing.

                                   ARTICLE V
                                INDEMNIFICATION

     Section 5.1 Agreement to Indemnify. The Sellers shall jointly and severally
                 ----------------------
(and without any right of contribution from or indemnification by the Company) indemnify, defend and hold harmless Parent, the Purchaser and the affiliates, officers, directors, employees, representatives and agents of each of them (collectively, the "Indemnified Persons") against and in respect of any and all
                    -------------------
claims, costs, losses, expenses, liabilities or other damages, including interest, penalties and reasonable attorneys' fees and disbursements (collectively "Damages") by reason of or otherwise arising out of a breach by
               -------
Sellers or any Seller of a representation, warranty or covenant contained in this Agreement. The amounts for which the Indemnified Persons may seek indemnification under this Article 8 shall extend to, and as used herein the term "Damages" shall include, reasonable attorneys' fees and disbursements, reasonable accountants' fees, costs of litigation and other expenses incurred by them in the defense of any claim asserted against them and any amounts paid in settlement or compromise of any claim asserted against them to the extent that the claim asserted is or would have been subject to the indemnification provisions hereof. The indemnity under this Article 8 extends only to the net amount of Damages sustained by the Indemnified Person after deducting therefrom any amount that such Indemnified Person recovers as proceeds of insurance in respect of such claim, net of any cost of collection, deductible, retroactive premium adjustment, reimbursement obligation or other cost directly related to the insurance claim for such claim.

     Section 5.2 Survival of Representations and Warranties. Except as otherwise
                 ------------------------------------------
set forth below, the representations and warranties of the Sellers in this Agreement shall survive the Closing, and any investigation made by Parent or Purchaser, for a period of one year after the Closing Date or, if sooner, until the publication of audited financial statements of Parent for its first fiscal year ending after the date hereof (the "Survival Period"). The representations
                                        ---------------
and warranties of Parent shall survive until the end of the Survival Period. The covenants of any party shall survive the Closing in accordance with their terms.

     Section 5.3 Certain Limitations. The obligations of the Sellers with
                 -------------------
respect to indemnification pursuant to Section 5.1 above shall be subject to the
                                       -----------
following limitations:

            (a) no indemnification shall be required to be made hereunder unless the aggregate amount of claims for which indemnity is sought exceeds $150,000, in which case indemnification shall be provided to the full extent of such claims; and

            (b) no claims for indemnity shall be made after the expiration of the Survival Period.

     Section 5.4 Specific Representations. Notwithstanding the foregoing, the
                 ------------------------
representations and warranties of the Sellers in Section 2.4(b), 2.4(c), 2.4(d), 2.5(b), 2.5(c) and 2.5(d) above and in Sections 3.1 through 3.4 above (the "Specific Representations") shall survive the Closing, and any investigation made by Parent or Purchaser, for a period of three years after the Closing Date. The limitations set forth in Sections 5.2 and 5.3 above shall not apply to claims for indemnification arising out of any breach of the Specific Representations.

                                  ARTICLE VI
                              GENERAL PROVISIONS

     Section 6.1 Expenses. Except as otherwise specified in this Agreement, all
                 --------
costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the Closing shall have occurred.

     Section 6.2 Notices. All notices, requests, claims, demands and other
                 -------
communications hereunder shall be in writing and shall be deemed to have been duly given or made (i) as of the date delivered if delivered personally, by overnight courier or by facsimile, or (ii) on the third business day after being mailed or sent, if mailed by registered or certified mail (postage prepaid, return receipt requested) or sent by overnight courier, in any case addressed to the respective parties at the following addresses or telecopier numbers (or at such other address or telecopier number for a party as shall be specified in a notice given in accordance with this Section 6.2):
                                     -----------

            (a) if to a Seller, to the address set forth for such Seller on Schedule A hereto;
                 ----------
            (b)  if to the Company:

                 Chiptronix Handling Systems GmbH
                 Grenzstrasse 24
                 CH-9430 St. Margrethen
                 Switzerland
                 Fax: 41-0-71747/5529
                 Telephone:
                 Attn: Ekkehard D. Hans

                 with a copy to:

                 Ring & Green
                 1900 Avenue of the Stars, Suite 2300
                 Los Angeles, CA 90067
                 Fax: (310)556-1346
                 Telephone: (310) 201-0777
                 Attn: Robert A. Ring, Esq.

            (c)  if to the Parent or Purchaser:

                 Parent:
                 -------

                 PRI Automation, Inc.
                 800 Middlesex Turnpike
                 Billerica, MA 01821-3986
                 Fax: (978) 671-9430
                 Telephone: (978) 670-4270
                 Attention: Mitchell G. Tyson, President

                 Purchaser:
                 ---------

                 PRI Switzerland, Inc.
                 800 Middlesex Turnpike
                 Billerica, MA 01821-3986
                 Fax:(978) 671-9430
                 Telephone: (978) 670-4270
                 Attention: Stephen D. Allison, President

                 in either case, with a copy to:

                 Foley, Hoag & Eliot, LLP
                 One Post Office Square
                 Boston, MA 02019
                 Fax: (617) 832-7000
                 Telephone: (617) 832-1000
                 Attention: Robert L. Birnbaum, Esq.

     Section 6.3 Public Announcements. No party to this Agreement shall make, or
                 --------------------
cause to be made, any press release or public announcement or otherwise communicate with any news media in respect of this Agreement or the transactions contemplated hereby without the prior written consent of the other parties.

     Section 6.4 Headings. The descriptive headings contained in this Agreement
                 --------
are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement

     Section 6.5 Severability. If any term or other provision of this Agreement
                 ------------
is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

     Section 6.6  Entire Agreement. This Agreement constitutes the entire
                  ----------------
agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between any Seller, Parent or the Purchaser with respect to the subject matter hereof.

     Section 6.7  Assignment. This Agreement may not be assigned by operation of
                  ----------
law or otherwise without the express written consent of each Seller, Parent or the Purchaser (which consent may be granted or withheld in the sole discretion of each such party); provided, however, that the Purchaser may assign this Agreement to an affiliate of the Purchaser without the consent of any Seller; provided further, however, that no such assignment by the Purchaser shall relieve the Purchaser of its obligation to deliver to the Sellers the consideration specified in Section 1.2 above.

     Section 6.8  No Third Party Beneficiaries. This Agreement shall be binding
                  ----------------------------
upon and inure solely to the benefit of the parties hereto and their permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

     Section 6.9  Amendment. This Agreement may not be amended or modified
                  ---------
except by an instrument in writing signed by, or on behalf of, each Seller, Parent and the Purchaser.

     Section 6.10 Governing Law. This Agreement shall be governed by, and
                  -------------
construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts applicable to contracts executed in and to be performed entirely within that state.

     Section 6.11 Counterparts. This Agreement may be executed in one or more
                  ------------
counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

     Section 6.12 Arbitration.
                  -----------

            (a) Any dispute, controversy or claim arising in connection with this Agreement, including any claim for indemnification pursuant to Section 5 of this Agreement, shall be settled by expedited arbitration by a panel of three arbitrators; except that, notwithstanding the foregoing, any dispute, controversy or claim arising in connection with a breach of the confidentiality provisions of this Agreement shall not be subject to arbitration pursuant to this Section 6.12. The arbitration shall be held in Boston, Massachusetts and shall be conducted by, and in accordance with the rules of, a commercial arbitration service mutually acceptable to the parties (it being agreed that the Boston, Massachusetts office of JAMS/Endispute shall be deemed to be mutually acceptable for such purpose) (the "Arbitrator"). The rules set forth in this Section 6.12 shall govern such arbitration to the extent they conflict with the rules of the Arbitrator.

         (b) Upon written notice by a party to any other party of a request for arbitration hereunder, Parent, Purchaser and the Sellers (acting through the Sellers' Representative) shall designate the Arbitrator and select three arbitrators employed by the Arbitrator within thirty days after the date of such notice. If they are unable within said thirty-day period to agree upon an Arbitrator, the Boston, Massachusetts office of JAMS/Endispute, shall be designated as the Arbitrator and the Arbitrator shall designate the three arbitrators pursuant to its rules. The arbitration shall be conducted in an expeditious manner, the parties using their best efforts to cause the arbitration to be completed within sixty days after selection of the Arbitrator. In the arbitration, there shall be no discovery except as the arbitrators shall permit following a determination by the arbitrators that the party seeking such discovery has substantial demonstrable need. All other procedural matters shall be within the discretion of the arbitrators. In the event a party fails to comply with the procedures in any arbitration in a manner deemed material by the arbitrators, the arbitrators shall fix a reasonable period of time for compliance and, if the party does not comply within said period, a remedy deemed just by the arbitrators, including an award of default, may be imposed.

         (c) The determination of the arbitrators by majority vote shall be final and binding on the parties. The expense of the arbitration and all expenses incurred by the parties with respect thereto (including reasonable attorneys' fees and fees of experts shall be borne by the party not prevailing in the arbitration, as determined by the arbitrators; provided, that pending the award of the arbitrators, the fees and expenses of the Arbitrator shall be advanced equally by Parent and the Purchaser, on the one hand, and the Sellers, on the other. Judgment upon the award rendered by the arbitrators may be entered in the U.S. District Court for the District of Massachusetts sitting in Boston, Massachusetts.

                                      * * *

     IN WITNESS WHEREOF, each Seller has executed this Agreement in his or her individual capacity and each of parent and the Purchaser has caused this Agreement to be executed by its officer thereunto duly authorized as of the date first written above.

PARENT:                                      SELLERS:

PRI AUTOMATION, INC.

By: /s/ Stephen D. Allison                   /s/ Ekkehard D. Hans
   --------------------------------          ---------------------------------
   Name:  Stephen D. Allison                 Ekkehard D. Hans
   Title: Chief Financial Officer

                                                           *
                                             ---------------------------------
PURCHASER:                                   Kerstin Czenkusch-Hans

PRI SWITZERLAND, INC.
                                                           *
                                             ---------------------------------
                                             Jorg-Michael Hans
By: /s/ Stephen D. Allison
   --------------------------------
   Stephen D. Allison
   President                                 *By: /s/ Ekkehard D. Hans
                                                 -----------------------------
                                                 Ekkehard D. Hans
                                                 Attorney-in-Fact

List of Exhibits*:
-----------------

 Exhibits A and A-l:  Form of Company Transfer Documents
 Exhibit B:           Form of Related Company Transfer Document
 Exhibit C:           Form of Registration Rights Agreement
 Exhibit D:           Form of Escrow Agreement
 Exhibit E:           Form of Opinion of Sellers' Counsel
 Exhibit F:           Form of Employment Agreement
 Exhibit G:           Form of Affiliate Lock-Up Agreement
 Exhibit H:           Form of Promissory Note


List of Schedules*:
------------------

Schedule A:   Schedule of Sellers
Schedule B:   PRI Options

Disclosure Schedule:

         Section 2.4(c):  Assets and Liabilities of Related Company
         Section 2.5:     Financial Statement
         Section 2.9      List of Material Contracts


*The above referenced exhibits and schedules are omitted in accordance with 601(b2) of regulation S-K. Copies will be provided to the Commission upon request.